EXECUTION VERSION
AMENDMENT NO. 8 TO CREDIT AGREEMENT AND AMENDMENT TO U.S. SECURITY AGREEMENT
dated as of April 30, 2024,
between
NOVELIS INC.,
as Borrower of Tranche A-1 Term Loans,
NOVELIS ALR ALUMINUM HOLDINGS CORPORATION
(f/k/a Aleris Corporation),
as Co-Borrower of the Tranche A-2 Term Loans,
AV MINERALS (NETHERLANDS) N.V.,
as Holdings,
THE OTHER LOAN PARTIES PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
and
STANDARD CHARTERED BANK,
as Administrative Agent and as Collateral Agent
and
the Lenders signatory hereto.

This AMENDMENT NO. 8 TO CREDIT AGREEMENT AND AMENDMENT TO U.S. SECURITY AGREEMENT (this “Amendment”), dated as of April 30, 2024, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at One Phipps Plaza, 3550 Peachtree Road Suite 1100, Atlanta, GA 30326, USA (“Novelis Inc.”), as Borrower, NOVELIS ALR ALUMINUM HOLDINGS CORPORATION (f/k/a Aleris Corporation), a Delaware corporation, as Co-Borrower of the Tranche A-2 Term Loans (“ALR Aluminum”), AV MINERALS (NETHERLANDS) N.V., a corporation organized under the laws of the Netherlands (“Holdings”), the other LOAN PARTIES (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), STANDARD CHARTERED BANK, being a company incorporated in England by Royal Charter 1853, with reference number ZC18 and whose registered office is 1 Basinghall Avenue, London EC2V 5DD, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”) under the Credit Agreement referred to below, and the lenders signatory hereto.
RECITALS
WHEREAS, Novelis Inc., ALR Aluminum, the other Loan Parties from time to time party thereto, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto, entered into that certain Credit Agreement, dated as of January 10, 2017 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, Novelis Inc., ALR Aluminum, the other Loan Parties from time to time party thereto and the Collateral Agent, entered into that certain Security Agreement, dated as of January 13, 2017 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “U.S. Security Agreement”; the U.S. Security Agreement, as amended by this Amendment, the “Amended U.S. Security Agreement”);
WHEREAS, Novelis Inc. and the Collateral Agent entered into that certain Share Mortgage (Term Loan), dated as of January 13, 2017 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “English Share Mortgage”);
WHEREAS, Novelis UK Ltd, Novelis Services Limited, Novelis Europe Holdings Limited and the Collateral Agent, entered into that certain Guarantee and Security Agreement (Term Loan), dated as of January 13, 2017 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “English Security Agreement” and together with the English Share Mortgage, the “Foreign Security Agreements”);
WHEREAS, Novelis Inc. has requested amendments to the Credit Agreement, the U.S. Security Agreement, the Foreign Security Agreements and the Intercreditor Agreement as herein set forth;

WHEREAS, Novelis Inc., ALR Aluminum, the other Loan Parties, the Third Party Security Provider, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement), have agreed to amend the Credit Agreement, the U.S. Security Agreement and the Foreign Security Agreements on the terms and subject to the conditions herein provided;
WHEREAS, Novelis Inc., ALR Aluminum and the other Loan Parties party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the Amended U.S. Security Agreement;
WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby;
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Amendments; Authorization.
2.01    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)The definition of “Companies” in Section 1.01 of the of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Companies” shall mean Holdings (unless Holdings has been released as a Guarantor pursuant to Section 7.09(d)), the Designated Company, Holdings’ (or, if Holdings has been released as a Guarantor pursuant to Section 7.09(d), the Designated Company’s) Restricted Subsidiaries; and “Company” shall mean any one of them.
(ii)The definition of “Dubai Guarantor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Dubai Guarantor” shall mean each Restricted Subsidiary of the Designated Company organized in any Permitted Dubai Freezone party hereto as a Guarantor, and each other Restricted Subsidiary of the Designated Company organized in any

Permitted Dubai Freezone that becomes a Guarantor pursuant to the terms hereof.”
(iii)The definition of “Dubai Security Agreements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Dubai Security Agreements” shall mean, collectively (i) any Security Agreements, including all subparts thereto, among any Dubai Guarantors (and such other Persons as may be party thereto) and the Collateral Agent for the benefit of the Secured Parties, (ii) each pledge agreement, mortgage, security agreement, guarantee or other agreement that is entered into by any Dubai Guarantor or any Person who is the holder of Equity Interests in any Dubai Guarantor in favor of the Collateral Agent and the Secured Parties and, in the case of an Assignment of Credits Agreement, also in favor of the Revolving Credit Collateral Agent and the secured parties under the Revolving Credit Agreement, and (iii) any other pledge agreement, mortgage, security agreement or other agreement entered into pursuant to the terms of the Loan Documents, in each case of clauses (i), (ii) and (iii), that is governed by the laws of the United Arab Emirates (or any subdivision thereof, including any Permitted Dubai Freezone), securing the Secured Obligations, and entered into pursuant to the terms of this Agreement or any other Loan Document, as the same may be amended, restated or otherwise modified from time to time.”
(iv)Clause (k) of the definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(k) if the aggregate fair market value of Equipment located at the plant operated by Novelis do Brasil Ltda., at Av. Buriti, 1.087, CEP 12441-270, Feital –Pindamonhangaba-SP, Brazil and acquired in connection with the expansion of such plant commencing in August 2022 (the “Specified Brazilian Expansion”) that is not pledged in favor of the Collateral Agent to secure the Secured Obligations is less than $100,000,000, then such Equipment shall not be required to be so pledged until the earlier of (i) the date that is two years after the Amendment No. 8 Effective Date, and (ii) the date that the Companies complete or otherwise discontinue work on the expansion of such plant.
(v)The definition of “Loan Parties” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Loan Parties” shall mean Holdings (unless Holdings has been released as a Guarantor pursuant to Section 7.09(d)), the Co-Borrowers, the Subsidiary Guarantors and, on and after the Designated Holdco Effective Date, Designated Holdco, and, on and after the Specified AV Minerals Joinder Date, to the extent that Holdings is not AV Minerals, AV Minerals.

(vi)The definition of “Restricted Grantor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Restricted Grantor” shall mean a Loan Party that has granted a Guarantee that is subject to limitations that impair in any material respect the benefit of such Guarantee (as determined by the Administrative Agent in its reasonable discretion) (it being expressly understood and agreed that (i) neither the Borrower nor any Loan Party that is a Canadian Guarantor, a U.K. Guarantor, a Dutch Guarantor or a U.S. Guarantor shall be a Restricted Grantor and (ii) except as may be otherwise determined by the Administrative Agent in its reasonable discretion, each Loan Party that is a German Guarantor, an Irish Guarantor, a Swiss Guarantor, a French Guarantor, a Dubai Guarantor or a Brazilian Guarantor shall be a Restricted Grantor); provided that, notwithstanding the foregoing, Novelis MEA LTD shall, subject to the terms of that certain letter agreement, dated as of January 10, 2017, by and among the Collateral Agent and Novelis Inc., be an Unrestricted Grantor prior to the MEA Re-Domiciliation and shall be a Restricted Grantor upon and following the MEA Re-Domiciliation.”
(vii)Clause (v) of the definition of “Survey” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) sufficient (or would be sufficient if no title insurance policy is being delivered pursuant to Section 5.11(c)) for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue the endorsements of the type, and to the extent, required by Section 5.11(c) (or that would be required by Section 5.11(c) if a title insurance policy was being delivered), or (b) otherwise reasonably acceptable to the Collateral Agent.”
(viii)The following definition is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 8” means that certain Amendment No. 8 to Credit Agreement, dated as of April 30, 2024, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Amendment No. 8 Effective Date” means April 30, 2024.
“MEA Re-Domiciliation” means the transfer and re-domiciliation of Novelis MEA LTD from the Dubai International Financial Centre to the Dubai Multi Commodities Centre or the Dubai World Trade Centre; provided that (x) no Default or Event of Default exists immediately before and immediately after giving effect to such transfer and re-domiciliation and (y) Novelis MEA LTD has satisfied the requirements of Section 5.11 of this Agreement as of the date of such transfer and re-domiciliation with such transfer and re-domiciliation being deemed the formation of Novelis MEA LTD solely for purposes of determining compliance with such Section 5.11, and without regard to any Loan Documents governed by the laws of the Dubai International Financial Centre in effect immediately prior to giving effect to the MEA Re-Domiciliation. The MEA Re-Domiciliation shall occur no later than December 31, 2025 or such later date as may be agreed by the Administrative Agent in its sole discretion.
“Permitted Dubai Freezone” means the Dubai International Financial Centre, the Dubai Multi Commodities Centre or the Dubai World Trade Centre.
“Shell Entity” has the meaning assigned to such term in Section 7.09.
“Title Certificate” shall mean a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, signed by a Responsible Officer of the Designated Company, attaching true, correct and complete copies of title searches performed by a title insurance company or similar service provider reasonably approved by the Collateral Agent, with the most recent date down of such title searches dated no more than three (3) days prior to the delivery of such certificate with respect to the relevant real property and certifying that, after giving effect to the mortgage documents being executed in connection with the delivery of such certificate, the relevant real property is subject to a First Priority Lien in favor of the Collateral Agent subject only to the exceptions listed in the title searches attached to such certificate.”
(ix)Section 5.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Subject to the terms of the Intercreditor Agreement and this Section 5.11, with respect to (1) any property acquired after the Closing Date by any Loan Party that is intended to be subject to the Lien created by any of the Security Documents but is not so subject, including in connection with any step of the Permitted Reorganization, any Permitted Reorganization Action, any Permitted Aleris Foreign Subsidiary Transfer, and any Person becoming a Specified Aleris Subsidiary, and (2) any property that was Excluded Property but, as of the end of the most recently ended fiscal quarter or in connection with any step of the Permitted Reorganization, any Permitted Reorganization Action, any Permitted Aleris Foreign Subsidiary Transfer, or any Person becoming a Specified Aleris Subsidiary, has ceased to be Excluded Property, promptly (and in any event (w) in the case of newly acquired property, within thirty (30) days after the acquisition thereof, (x) in the case of property that was Excluded Property as a result of the U.S. Hold Separate Order or any U.S. Hold Separate Agreement, within thirty (30) days after the date such property ceases to be Excluded Property, (y) in the case of any other property that was Excluded Property, within thirty (30) days after the end of fiscal quarter in which such property ceases to be Excluded Property; provided that, in the case of clauses (w) through (y), the Administrative Agent may agree to an extension thereof, or (z) immediately in connection with the applicable step(s) of the Permitted Reorganization, the applicable Permitted Reorganization Action, the applicable Permitted Aleris Foreign Subsidiary Transfer, the MEA Re-Domiciliation (except in the case of the notarization of any pledge over Equity Interests in the Dubai Guarantor, which shall be completed as soon as reasonably practicable following the MEA Re-Domiciliation) or any Person becoming a Specified Aleris Subsidiary) (i) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent or the Collateral Agent shall deem necessary or advisable to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a First Priority Lien on such property subject to no Liens other than Permitted Liens, and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable Requirements of Law, including the filing of financing statements (or other applicable filings) in such jurisdictions as may be reasonably requested by the Administrative Agent; provided that the actions required by clauses (i) and (ii) above need not be taken if the costs of doing so are excessive in relation to the benefits afforded thereby, as determined by the Administrative Agent in its reasonable discretion. The Designated Company shall otherwise take such actions and execute and/or deliver to the Administrative Agent and the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of the Security Documents against such after-acquired properties.”

(x)Section 5.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c) Subject to the terms of the Intercreditor Agreement, promptly grant to the Collateral Agent, (i) in the case of property that is Excluded Property as a result of the U.S. Hold Separate Order or any U.S. Hold Separate Agreement, within sixty (60) days after the date such property ceases to be Excluded Property, (ii) in the case of the real property located in Guthrie, Kentucky and Baldwin County, Alabama owned by Novelis Corporation, no later than April 30, 2024; provided, however, that within sixty (60) days of receipt of the certificate of occupancy for each constructed facility located on such real property, such mortgage shall be amended to reflect the completion of the applicable facility, and the applicable Loan Party shall provide an updated ALTA-compliant "as built" Survey with respect to the land subject to such mortgage and any improvements located thereon, an updated Title Certificate dated as of the date of the mortgage amendment with respect to the applicable real property, and a local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent) in respect of any such mortgage amendment (the terms of this proviso, the "Supplemental Mortgage Deliverables"), and (iii) otherwise, within sixty (60) days of the acquisition thereof (in each case, or such later date agreed by the Administrative Agent) (or immediately in connection with the applicable step(s) of the Permitted Reorganization, any Permitted Reorganization Action, or any Permitted Aleris Foreign Subsidiary Transfer), a security interest in and Mortgage on each Material Real Estate Asset (unless the subject property is already mortgaged to a third party to the extent permitted by Section 6.02 hereof or the costs of doing so are excessive in relation to the benefits afforded thereby, as determined by the Administrative Agent in its reasonable discretion). Subject to the terms of the Intercreditor Agreement, such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and the Collateral Agent and shall constitute valid, perfected and enforceable First Priority Liens subject only to Permitted Liens. Subject to the terms of the Intercreditor Agreement, the Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the First Priority Liens in favor of the Collateral Agent required to be granted pursuant to the Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full.  Without limiting the foregoing, such Loan Party shall otherwise take such actions and execute and/or deliver to the Administrative Agent and the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after-acquired Real Property at the time such Mortgage is granted, or at any time thereafter as reasonably required by the Administrative Agent or the Collateral Agent (including (x) in the case of the real property located in Guthrie, Kentucky and Baldwin County, Alabama owned by Novelis Corporation, a Title Certificate and (y) in all other cases, a Title Policy (or title opinion or Title Certificate reasonably satisfactory to the Administrative Agent and the Collateral Agent), a Survey (if applicable in the respective jurisdiction), and a local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent) in respect of such Mortgage).  For purposes of this Section 5.11(c) Real Property owned by a Company that becomes a Loan Party following the Closing Date in accordance with the terms of this Agreement shall be deemed to have been acquired on the later of (x) the date of acquisition of such Real Property and (y) the date such Company becomes a Loan Party.”

(xi)Section 6.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) Liens (other than any Lien imposed by ERISA) (x) imposed by Requirements of Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (y) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, freight, logistics or shipping contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers; provided that (i) with respect to clauses (x), (y) and (z) of this paragraph (f), such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established on the books of the appropriate Company in accordance with US GAAP, and (ii) to the extent such Liens are not imposed by Requirements of Law, such Liens shall in no event encumber any property other than cash and Cash Equivalents and, with respect to clause (y), property relating to the performance of obligations secured by such contracts, bonds or instruments;”
(xii)Section 6.02(q) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(q) (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) Cash collateral deposited with the issuers of letters of credit, so long as (x) such cash collateral (1) secures undrawn amounts of letters of credit issued by such issuer (or contingent obligations thereunder) and (2) does not exceed the face amount of such letters of credit, and (y) such letters of credit are permitted under Section 6.01 and are issued in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;”
(xiii)Section 6.04(c) of the Credit Agreement is hereby amended to add the following clause (v) at the end thereof:
“or (v) make deposits and advances in the ordinary course of business in connection with the purchase of goods (other than inventory) or services in the ordinary course of business;”.
(xiv)Section 6.08(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(g) so long as the Senior Secured Net Leverage Ratio as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.50 to 1.00, the Designated Company may pay additional cash Dividends to the holders of its Equity Interests in an aggregate amount not to exceed (i) $125,000,000 after the Closing Date minus (ii) the amount of Investments made in reliance on Section 6.04(r)(v); provided that the Dividends described in this clause (g) shall not be permitted if a Default is continuing at the date of declaration or payment thereof or would result therefrom;”.
(xv)Section 6.11(e) of the Credit Agreement is hereby amended to add the following phrase at the end thereof:
“; provided that, notwithstanding the foregoing, the amendments to the Organizational Documents of Novelis MEA LTD that are required to effect the MEA Re-Domiciliation, and all other changes required by the Administrative Agent or the Collateral Agent in order to effect the requirements of Section 5.11 in connection therewith, in each case are deemed not to be adverse in any material respect to the interests of the Lenders.”
(xvi)Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 7.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (a) Equity Interests of any Subsidiary Guarantor are issued, sold or transferred (including pursuant to a merger, consolidation or amalgamation) such that it ceases to be a Restricted Subsidiary (a “Transferred Guarantor”) to a person or persons, none of which is a Loan Party or a Subsidiary, (b) a Guarantor is designated as an Unrestricted Subsidiary in accordance with the Loan Documents, (c) a Restricted Subsidiary that becomes a Loan Party after the Closing Date is subsequently designated as an Excluded Collateral Subsidiary in accordance with the definition thereof, (d) a Qualified Borrower IPO, (e) a Qualified IPO by Designated Holdco shall occur or (f) a Guarantor owns no assets (a “Shell Entity”), then, such Transferred Guarantor (in the case of clause (a)), such Unrestricted Subsidiary (in the case of clause (b)), such Restricted Subsidiary (in the case of clause (c)), Holdings and, on and after the Specified AV Minerals Joinder Date, AV Minerals (in the case of clause (d)), or, on and after the Designated Holdco Effective Date, Holdings and, on and after the Specified AV Minerals Joinder Date, AV Minerals (in the case of clause (e)), and such Shell Entity (in the case of clause (f)) shall, upon the consummation of such issuance, sale or transfer or upon such designation as an Unrestricted Subsidiary or Excluded Collateral Subsidiary or upon the consummation of the Qualified Borrower IPO or a Qualified IPO by Designated Holdco or upon such Guarantor becoming a Shell Entity (as certified to the Administrative Agent in writing by the Designated Company), be released from its obligations under this Agreement (including under Section 11.03 hereof) and any other Loan Documents to which it is a party and, except with respect to Holdings (and, on and after the Specified AV Minerals Joinder Date, AV Minerals) in the case of clauses (d) and (e) above, its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document, and the Collateral Agent shall take such actions as are within its powers to effect each release described in this Section

7.09 in accordance with the relevant provisions of the Security Documents and the Intercreditor Agreement; provided that such Guarantor is also released from its obligations, if any, under the Revolving Credit Loan Documents, the Senior Note Documents, the Additional Senior Secured Indebtedness Documents and other Material Indebtedness guaranteed by such Person on the same terms; provided, further, that, with respect to Holdings in the case of clause (d) above, (A) the only Collateral required to remain pledged and granted by Holdings pursuant to any Security Document after giving effect to a Qualified Borrower IPO shall be the Equity Interests (and related assets as described in the applicable Security Documents) that Holdings owns in Novelis Inc. (it being agreed that the Liens in favor of the Collateral Agent over assets of Holdings other than such Equity Interests and related assets shall be released upon giving effect to the Qualified Borrower IPO and so long as any Liens over such assets securing obligations under the Revolving Credit Loan Documents are released concurrently), and (B) if, following the date of the Qualified Canadian Borrower IPO, Holdings shall sell, transfer or otherwise dispose of Equity Interests of the Canadian Borrower, then solely to the extent that no Default or Event of Default exists immediately before and immediately after giving effect to such sale, transfer or other disposition (as certified to the Administrative Agent in writing by the Designated Company), then such Equity Interests (together with any related assets in respect of such Equity Interests) shall be released, and so long as any Liens over such assets securing obligations under the Revolving Credit Loan Documents are released concurrently (clauses (A) and (B), the “Permitted Holdings Collateral Release Provisions”).”
(xvii)Section 11.01(b) of the of the Credit Agreement is hereby to add the following sentence at the end thereof:
“The Administrative Agent hereby agrees to accept any designation of a Secured Hedge Provider by e-mail.”.
(xviii)Section 11.09(D) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER, E-MAIL OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 11.01. EACH LOAN PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS NOVELIS CORPORATION, ONE PHIPPS PLAZA, 3550 PEACHTREE ROAD SUITE 1100, ATLANTA, GA 30326, USA, ATTN: CHIRAG SHAH (TELEPHONE NO: (404) 760-0137) (ELECTRONIC MAIL ADDRESS: CHIRAG.SHAH@NOVELIS.ADITYABIRLA.COM) AND KERRIE KRIZNER (TELEPHONE NO: (216) 571-0579) (ELECTRONIC MAIL ADDRESS:

KERRIE.KRIZNER@NOVELIS.ADITYABIRLA.COM) (THE “PROCESS AGENT”), IN THE CASE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT; PROVIDED THAT THE BORROWER MAY CHANGE THE ADDRESS, TELEPHONE NUMBER OR ELECTRONIC MAIL ADDRESS OF THE PROCESS AGENT BY NOTICE TO THE OTHER PARTIES HERETO. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.”
(xix)Section 11.29(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) that the Collateral Agent is authorized to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document, (i) at the time the property subject to such Lien is pledged pursuant to Section 6.02(n)(x) or Section 6.02(n)(y) (but solely to the extent such property consists of Revolving Credit Priority Collateral and Hedging Agreements related to the value of such Revolving Credit Priority Collateral) or sold, leased, licensed, consigned, transferred or otherwise disposed of as part of or in connection with any Asset Sale permitted under Section 6.06 to any Person other than a Loan Party (provided that no Lien shall be released in any Series of Cash Neutral Transactions) (or, if such transferee is a Loan Party, the Collateral Agent is authorized to release such Lien on such asset in connection with the transfer as provided in the second to last sentence of this Section 11.29(a) or so long as (w) except as permitted by Section 6.06(q) or Section 6.06(s), the transferee grants a new Lien to the Collateral Agent on such asset substantially concurrently with the transfer of such asset, (x) the transfer is between parties organized under the laws of different countries, (y) the priority of the new Lien is the same as that of the original Lien and (z) the Liens on such property held by or on behalf of the holders of Indebtedness under the Revolving Credit Loan Documents or any Permitted Revolving Credit Facility Refinancing, Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt, Additional Senior Secured Indebtedness and Junior Secured Indebtedness are also released); provided that with respect to the release of any Liens over assets of Holdings on or after the date of the Qualified Canadian Borrower IPO, such release shall be subject to the Permitted Holdings Collateral Release Provisions, (ii) subject to Section 11.02, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other number of Lenders whose consent is required under Section 11.02), (iii) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guarantee pursuant to Section 7.09(a), (b), (c), (d) (provided that with respect to the release of Holdings as a Guarantor, the release of any Liens over assets of Holdings on or after the date of the Qualified Canadian Borrower IPO shall be subject to the Permitted Holdings Collateral Release Provisions), and (f), (iv) upon termination of all Commitments and the repayment in full of all outstanding principal and accrued interest with respect to the Loans, all Fees and other Obligations, (v) in connection with the grant of Liens permitted hereunder under Section 6.02(k) and subject to the Intercreditor Agreement, if the applicable Loan Party grants a Lien to the Collateral Agent or for the benefit of the Collateral Agent in a manner reasonably satisfactory to the Collateral Agent, substantially concurrently with the release of such asset, to the extent such release or termination and re-grant is necessary or advisable under applicable law, and (vi) to the extent such property is Excluded Property. Notwithstanding anything to the contrary above, if Intellectual Property or Real Property (and related fixtures) that constitutes Collateral is transferred pursuant to a transaction permitted by the Loan Documents from a Loan Party to another Loan Party (other than AV Minerals or Holdings) and the applicable Intellectual Property or Real Property filing office requires the release of the existing Lien in favor of the Collateral Agent prior to reflecting the transfer in the register, then the Collateral Agent shall be permitted, without the consent of any Lender or any other Person, to release its Lien in respect of such Intellectual Property or Real Property (and related fixtures) in order to effect such transfer so long as (i) the Transfer Conditions are satisfied at the time of such transfer and the Designated Company shall have certified the same to the Administrative Agent and the Collateral Agent, (ii) substantially concurrently with the effectiveness of such transfer, such Intellectual Property and/or Real Property is pledged to the Collateral Agent to secure the Obligations on terms substantially the same as the pledge that is released by the Collateral Agent, (iii) the priority of the new Lien in favor of the Collateral Agent, whether pursuant to the Intercreditor Agreement or otherwise, is the same as that of the original Lien, and (iv) the Liens on such Intellectual Property or Real Property (and related fixtures) in favor of holders of Indebtedness under the Revolving Credit Loan Documents or any Permitted Refinancing of any Indebtedness under the Revolving Credit Agreement, Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt, Additional Senior Secured Indebtedness and Junior Secured Indebtedness are also released substantially concurrently with the release granted by the Collateral Agent. Notwithstanding the foregoing, where Intellectual Property and Real Property (and related fixtures) can be transferred pursuant to an assignment and assumption or similar agreement in a manner that would avoid the need to release the Liens in favor of the Collateral Agent as described in the preceding sentence, then the Loan Parties shall effect such transfer pursuant to an assignment and assumption or similar agreement.”.

2.02    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the U.S. Security Agreement is hereby amended as follows:
(i)Section 3.4(e) of the U.S. Security Agreement is hereby amended and restated in its entirety as follows:
“Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued (other than a Letter of Credit issued in connection with (i) the construction of the aluminum recycling and rolling facility on the real property located in Bay Minette, Baldwin County, Alabama (the “Bay Minette Project”) or (ii) the construction of the recycling plant in Guthrie, Kentucky (the “Guthrie Project”), such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either use commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clauses (i) and (ii) have not been taken, does not exceed $2,500,000 in the aggregate for all Pledgors. No Pledgor shall grant Control of any Letter-of-Credit Right to any Person other than the Collateral Agent and, subject to the terms of the Intercreditor Agreement, the Revolving Credit Agents. If any Pledgor becomes at any time a beneficiary under a Letter of Credit issued in connection with the Bay Minette Project or the Guthrie Project, such Pledgor shall include a description of such Letter of Credit in the Perfection Certificate Supplement delivered pursuant to Section 5.01(e) of the Credit Agreement.
2.03    The Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement) hereby authorize the Administrative Agent and the Collateral Agent to, in connection with the MEA Re-Domiciliation, terminate and release any Dubai Security Agreements (as defined immediately prior to giving effect to this Amendment) if they are replaced substantially concurrently with new Dubai Security Agreements (as defined after giving effect to this Amendment) with respect to the Collateral pledged thereunder.
2.04    The Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement) hereby authorize the Administrative Agent and the Collateral Agent to execute and deliver the amendments to, or amendments and restatements of, the Foreign Security Agreements and the Intercreditor Agreement, each in substantially the form attached hereto as Exhibit A.
Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders party hereto and the Agents party hereto:
(a)Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Lenders party hereto (which constitute the Required Lenders under the Credit Agreement), the Administrative Agent and the Collateral Agent.
(b)Executed Foreign Security Agreements and Intercreditor Agreement Amendment. The Administrative Agent shall have received amendments to, or amendments and restatements of, the Foreign Security Agreements and the Intercreditor Agreement, each in substantially the form attached hereto as Exhibit A, duly executed by each of the Loan Parties party thereto and the Collateral Agent.
(c)Representations and Warranties. Each of the representations and warranties contained in Section 6 below and in any other Loan Document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
(d)No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as follows:
(a)After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b)The execution and delivery by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider of this Amendment, and the performance of this Amendment, the Amended Credit Agreement and the Amended U.S. Security Agreement by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider (as applicable), in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)This Amendment has been duly executed and delivered by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider, and each of this Amendment, the Amended Credit Agreement and the Amended U.S. Security Agreement constitutes Novelis Inc.’s, ALR Aluminum’s, the other Loan Parties’ and the Third Party

Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.Continuing Effect; Liens and Guarantees; No Novation.
(a)Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment, the Amended Credit Agreement and the Amended U.S. Security Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each of Novelis Inc. and ALR Aluminum hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)Each of Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, Novelis Inc., ALR Aluminum, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, Novelis Inc., ALR Aluminum, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement and, in the case of the “U.S. Security Agreement”, shall include the Amended U.S. Security Agreement.
(d)Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, the Amended U.S. Security Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the

“Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement, the Amended U.S. Security Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement, the Amended U.S. Security Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 6.U.S. Reaffirmation.
(a)Each Reaffirming Party hereby confirms its guarantees, assignments, pledges and grants of security interests, as applicable, under each Guarantee and the Amended U.S. Security Agreement and each other U.S. Security Agreement to which it is a party, and agrees that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b)Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in the Amended U.S. Security Agreement, any Guarantee and any other U.S. Security Agreement will include the “Secured Obligations” as defined in the Amended Credit Agreement.
Section 7.Reference to and Effect on the Loan Documents.
(a)Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific provisions of the Credit Agreement and the U.S. Security Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement or the U.S. Security Agreement, in each case, as amended hereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement, the U.S.

Security Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement, the U.S. Security Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d)This Amendment shall constitute a Loan Document.
Section 8.Further Assurances; Post-Closing Requirements.
(a)Novelis Inc., ALR Aluminum, Holdings, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 9.Counterparts.
(a)This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b)This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 10.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 11.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized signatories, officers or members on the date first indicated above.

NOVELIS INC., as the Designated Company and the Borrower

By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

AV MINERALS (NETHERLANDS) N.V., as Holdings and a Dutch Guarantor

By: /s/ Gregg Murphey
Name: Gregg Murphey Title: Authorized Signatory

NOVELIS CORPORATION, as a U.S. Guarantor

By: /s/ Gregg Murphey
Name: Gregg Murphey Title: Authorized Signatory

NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller Title: Treasurer

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory
NOVELIS HOLDINGS INC., as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS UK LTD, as a U.K. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS AG, as a Swiss Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

4260848 CANADA INC., as a Canadian Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney
witness:
By: /s/ Kerrie Krizner
Name: Kerrie Krizner
Title: Manager - Legal Services

Address: 3550 Peachtree Rd, STE 1100, Atlanta, GA 30326

Occupation: Paralegal

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS DEUTSCHLAND GMBH,
as a German Guarantor
By: /s/ Siegfried Adloff
Name: Siegfried Adloff
Title: Managing Director
[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By: /s/ Peter Haycock
Name: Peter Haycock
Title: Managing Director

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney-in-Fact
witness:
By: /s/ Kerrie Krizner
Name: Kerrie Krizner
Title: Manager – Legal Services
witness:
By: /s/ Keaston Hall
Name: Keaston Hall
Title: Legal Counsel
[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS PAE S.A.S., as French Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney-in-Fact

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS ALR ALUMINUM HOLDINGS CORPORATION, as a Co-Borrower and a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR INTERNATIONAL, INC., as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, INC., as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR ASSET MANAGEMENT CORPORATION, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, LLC, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS ALR ROLLED PRODUCTS SALES CORPORATION, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR RECYCLING OF OHIO, LLC, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR ALUMINUM-ALABAMA, LLC, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

NOVELIS ALR ALUMINUM, LLC, as a U.S. Guarantor
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS DEUTSCHLAND GMBH, as a German Guarantor
By: /s/ Roland Leder
Name: Roland Leder
Title: Managing Director
[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS CASTHOUSE GERMANY GMBH, as a German Guarantor By: /s/ NILS LEONHARDT Name: NILS LEONHARDT Title: Managing Director

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS KOBLENZ GMBH, as a German Guarantor By: /s/ NILS LEONHARDT Name: NILS LEONHARDT Title: Managing Director

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS NETHERLANDS B.V., as a Dutch Guarantor By: /s/ Gregg Murphey Name: Gregg Murphey Title: Authorized Signatory

[Signature Page to Amendment No. 8 to Credit Agreement]

NOVELIS ITALIA S.P.A., as Third Party Security Provider
By: /s/ Gregg Murphey
Name: Gregg Murphey
Title: Attorney
[Signature Page to Amendment No. 8 to Credit Agreement]

STANDARD CHARTERED BANK, as Administrative Agent and as Collateral Agent
By:	/s/ Gian Moreira
Name: Gian Moreira Title: Director

[Signature Page to Amendment No. 8 to Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, SINGAPORE BRANCH
By:	/s/ Naeem Kapadia
Name: Naeem Kapadia Title: Director, Loan Structuring & Execution, Australia and New Zealand Banking Group Limited
[Signature Page to Amendment No. 8 to Credit Agreement]

AXIS BANK LIMITED, DIFC BRANCH, DUBAI
By:	/s/ Avinash Kalaiah
Name: Avinash Kalaiah Title: CEO, DIFC Branch
[Signature Page to Amendment No. 8 to Credit Agreement]

AXIS BANK LIMITED IFSC BANKING UNIT (IBU) GIFT CITY
By:	/s/ Niladhri Nandi
Name: Niladhri Nandi Title: Head - Credit

By:	/s/ K.C. Harichandan
Name: K.C. Harichandan Title: Head - Operations
[Signature Page to Amendment No. 8 to Credit Agreement]

BANK OF AMERICA, N.A.
By:	/s/ Albert Wheeler
Name: Albert Wheeler Title: Director

[Signature Page to Amendment No. 8 to Credit Agreement]

BNP PARIBAS
By:	/s/ Shalen Shivpuri
Name: Shalen Shivpuri Title: Co-Head Loans & Specialized Finance APAC, Co-Head Low Carbon Transition Group APAC

By:	/s/ Dominic Pan
Name: Dominic Pan Title: Managing Director Head, Loans & Specialized Finance – Energy & Natural Resources
[Signature Page to Amendment No. 8 to Credit Agreement]

CITIBANK, N.A.
By:	/s/ Anand Chandrasekhar
Name: Anand Chandrasekhar Title: Managing Director, Head of Global Subsidiaries Group
[Signature Page to Amendment No. 8 to Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)
By:	/s/ Sebastien Pietryk
Name: Sebastien Pietryk Title: Managing Director

By:	/s/ Kenneth Lee
Name: Kenneth Lee Title: Managing Director
[Signature Page to Amendment No. 8 to Credit Agreement]

ING BANK N.V. SINGAPORE BRANCH
By:	/s/ Paul Verwijmeren / /s/ Milly Tan
Name: Paul Verwijmeren / Milly Tan Title: Managing Director / Director
[Signature Page to Amendment No. 8 to Credit Agreement]

FIRST ABU DHABI BANK USA N.V.
By:	/s/ David Young
Name: David Young Title: Head of Americas - Structured Finance

By:	/s/ Pamela Sigda
Name: Pamela Sigda Title: CFO
[Signature Page to Amendment No. 8 to Credit Agreement]

ICICI BANK CANADA
By:	/s/ Hemang Thanavala
Name: Hemang Thanavala Title: Chief Financial Officer

By:	/s/ Jigar Jain
Name: Jigar Jain Title: Chief Risk Officer

[Signature Page to Amendment No. 8 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Ahmed Ali
Name: Ahmed Ali Title: Vice President

[Signature Page to Amendment No. 8 to Credit Agreement]

MUFG BANK, LTD., LABUAN BRANCH, LICENSED LABUAN BANK (950051C)
By:	/s/ Eric Leong Yuh Haw
Name: Eric Leong Yuh Haw Title: Director
[Signature Page to Amendment No. 8 to Credit Agreement]

SOCIETE GENERAL, HONG KONG BRANCH (a public limited company incorporated in France)
By:	/s/ Olivier Vercaemer
Name: Olivier Vercaemer Title: Deputy Head of Global Banking & Advisory, Asia Pacific Societe Generale, A limited liability company incorporated in France

By:	/s/ Yvonne Ng
Name: Yvonne Ng Title: Director, Global Banking & Advisory, Societe Generale, A limited liability company incorporated in France
[Signature Page to Amendment No. 8 to Credit Agreement]

STANDARD CHARTERED BANK
By:	/s/ Ambrish Mathur
Name: Ambrish Mathur Title: Relationship Manager
[Signature Page to Amendment No. 8 to Credit Agreement]

EXHIBIT A
FORM OF FOREIGN SECURITY AGREEMENTS
AND INTERCREDITOR AGREEMENT AMENDMENT
See attached.

Execution version
Dated                  2024

Between

NOVELIS UK LTD
NOVELIS SERVICES LIMITED
NOVELIS EUROPE HOLDINGS LIMITED
as Chargors
and
STANDARD CHARTERED BANK
as Collateral Agent
___________________________________________

AMENDMENT DEED

RELATING TO
THE EXISTING GUARANTEE AND SECURITY
AGREEMENTS (AS DEFINED HEREIN)
___________________________________________

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THE EXISTING GUARANTEE AND SECURITY AGREEMENTS (AS DEFINED IN THIS DEED) AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER AND THEREUNDER ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 17, 2010 (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG NOVELIS INC., AV MINERALS (NETHERLANDS) N.V. (AS SUCCESSOR IN INTEREST TO AV METALS INC.) (“HOLDINGS”), THE OTHER SUBSIDIARIES OF HOLDINGS OR NOVELIS INC. FROM TIME TO TIME PARTY THERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT FOR THE REVOLVING CREDIT LENDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (AS SUCCESSOR TO BANK OF AMERICA, N.A. PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF MAY 13, 2013), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT FOR THE REVOLVING CREDIT CLAIMHOLDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (AS SUCCESSOR TO BANK OF AMERICA, N.A. PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF MAY 13, 2013), STANDARD CHARTERED BANK, AS ADMINISTRATIVE AGENT FOR THE PARI PASSU SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENT), (PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF JANUARY 13, 2017), STANDARD CHARTERED BANK, AS COLLATERAL AGENT FOR THE PARI PASSU SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF JANUARY 13, 2017) AND CERTAIN OTHER PERSONS WHICH MAY BE OR BECOME PARTIES THERETO OR BECOME BOUND THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS DEED, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

CONTENTS
Clause    Page
1.    INTERPRETATION    1
2.    AMENDMENTS    4
3.    REPRESENTATIONS AND UNDERTAKINGS    5
4.    GUARANTEE AND SECURITY CONFIRMATION    6
5.    ELECTRONIC SIGNATURES AND COUNTERPARTS    6
6.    NOTICES    7
7.    GOVERNING LAW    8
8.    ENFORCEMENT    8
THE SCHEDULE
AMENDMENTS TO ORIGINAL GUARANTEE AND SECURITY AGREEMENT    10

ii

THIS DEED is dated                  2024
BETWEEN:
(1)NOVELIS UK LTD (registered number 00279596) with its registered office at Latchford Locks Works, Thelwall Lane, Warrington, Cheshire, WA4 1NN (Novelis UK);
(2)NOVELIS SERVICES LIMITED (registered number 06628654) with its registered office at Latchford Locks Works, Thelwall Lane, Warrington, Cheshire, WA4 1NN (Novelis Services);
(3)NOVELIS EUROPE HOLDINGS LIMITED (registered number 05308334) with its registered office at Latchford Locks Works, Thelwall Lane, Warrington, Cheshire, WA4 1NN (Novelis Europe and, together with Novelis UK and Novelis Services, the Chargors); and
(4)STANDARD CHARTERED BANK as collateral agent and trustee for the Secured Parties (as defined in the Amended Credit Agreement (defined below)) (the Collateral Agent).
BACKGROUND:
(A)This Deed is supplemental to and amends the Existing Guarantee and Security Agreements.
(B)This Deed is entered into in connection with Amendment No. 8.
(C)It is intended that this document takes effect as a deed notwithstanding the fact that a Party may only execute this document under hand.
IT IS AGREED as follows:
1.    INTERPRETATION
1.1    Definitions
Unless otherwise defined in this Deed, terms defined in the Amended Credit Agreement shall have the same meaning when used in this Deed.
Additionally, in this Deed (including its Recitals):
2021 Refinancing Amendment means the Refinancing Amendment to Credit Agreement dated as of March 26, 2021 between Novelis Inc. as Borrower of Tranche A-1 Term Loans, AV Metals Inc. as Holdings, the other Loan Parties party thereto, the Third Party Security Provider, Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
2023 Refinancing Amendment means the Refinancing Amendment (Tranche A-2 Term Loans) to Credit Agreement dated as of September 25, 2023 between Novelis Inc. as Borrower, Novelis ALR Aluminum Holdings Corporation as Co-Borrower of Tranche A-2 Term Loans (as defined in the 2023 Refinancing Amendment), Holdings, the other Loan Parties party thereto, Novelis Italia S.p.a., as the Third Party Security
1

Provider (as defined in the 2023 Refinancing Amendment), Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
Amended Credit Agreement means the Existing Credit Agreement as amended by Amendment No. 8 and as otherwise amended, restated, supplemented, novated or otherwise modified from time to time.
Amended Guarantee and Security Agreements means the Existing Guarantee and Security Agreements as amended by this Deed.
Amendment No. 8 means Amendment No. 8 to Credit Agreement and Amendment to U.S. Security Agreement dated on or around the date of this Deed between Novelis Inc. as Borrower, Novelis ALR Aluminum Holdings Corporation as Co-Borrower of Tranche A-2 Term Loans (as defined in Amendment No. 8), Holdings, the other Loan Parties party thereto, Novelis Italia S.p.a., as the Third Party Security Provider (as defined in Amendment No. 8), Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
Effective Date means the date of this Deed.
Existing Credit Agreement means the Credit Agreement dated as of January 10, 2017 (as amended prior to the date hereof, as further amended by the 2021 Refinancing Amendment, and the 2023 Refinancing Amendment) between, among others, Novelis Inc., Novelis ALR Aluminum Holdings Corporation, Holdings, the other Loan Parties from time to time party thereto, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto.
Existing Guarantee and Security Agreements means the Original Guarantee and Security Agreement, the First Supplemental Guarantee and Security Agreement and the Second Supplemental Guarantee and Security Agreement.
Existing Security means the Security Interests created, evidenced or conferred by or under the Existing Guarantee and Security Agreements.
First Supplemental Guarantee and Security Agreement means the Guarantee and Security Agreement (Term Loan) dated 26 March 2021 between the Chargors as chargors and the Collateral Agent.
Intercreditor Agreement has the meaning given to that term on the cover page of this Deed.
Original Guarantee and Security Agreement means the Guarantee and Security Agreement (Term Loan) dated 13 January 2017 between the Chargors as original chargors and the Collateral Agent.
Party means a party to this Deed.
Receiver means an administrative receiver, a receiver and manager or a receiver, in each case, appointed under this Deed and that term will include any appointee under a joint and/or several appointment.
Second Supplemental Guarantee and Security Agreement means the Guarantee and Security Agreement (Term Loan) dated 25 September 2023 between the Chargors as chargors and the Collateral Agent.
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Secured Obligations has the meaning given to that term in the Amended Credit Agreement.
Secured Party has the meaning given to that term in the Amended Credit Agreement.
Security Interest means any mortgage, pledge, lien, charge (fixed or floating), assignment, hypothecation, set-off or trust arrangement for the purpose of creating security, reservation of title or security interest or any other agreement or arrangement having a similar effect.
1.2    Construction
In this Deed (including its Recitals):
(a)    an agreement includes any legally binding arrangement, agreement, contract, deed or instrument (in each case whether oral or written);
(b)    an amendment includes any amendment, supplement, variation, waiver, novation, modification, replacement or restatement (however fundamental) and amend and amended shall be construed accordingly;
(c)    assets includes properties, assets, businesses, undertakings, revenues and rights of every kind (including uncalled share capital), present or future, actual or contingent, and any interest in any of the above;
(d)    including means including without limitation and includes and included shall be construed accordingly;
(e)    a person includes any individual, trust, firm, fund, company, corporation, partnership, joint venture, government, state or agency of a state or any undertaking or other association (whether or not having separate legal personality) or any two or more of the foregoing;
(f)    unless a contrary intention appears:
(i)a reference to any person includes a reference to that person’s permitted successors, assignees and transferees and, in the case of the Collateral Agent or the Administrative Agent, any person for the time being appointed as Collateral Agent or Administrative Agent (as appropriate) in accordance with the Loan Documents, and in the case of the Collateral Agent and any Receiver, any Delegate of the Collateral Agent or Receiver (as appropriate);
(ii)references to Clauses, Subclauses and the Schedule are references to, respectively, clauses and subclauses of and the schedule to this Deed and references to this Deed include the Schedule;
(iii)a reference to (or to any specified provision of) any agreement is to that agreement (or that provision) as amended, restated or otherwise modified from time to time;
(iv)a reference to a statute, statutory instrument or provision of law is to that statute, statutory instrument or provision of law, as it may be applied, amended or re-enacted from time to time;
3

(v)the index to and the headings in this Deed are for convenience only and are to be ignored in construing this Deed; and
(vi)words imparting the singular include the plural and vice versa; and
(g)    this Deed is a Loan Document.
1.3    Third Party Rights
The provisions of clause 1.3 (Third Party Rights) of the Original Guarantee and Security Agreement are hereby incorporated, mutatis mutandis, and shall apply to this Deed as if set forth herein, provided that references to “this Deed” are to be construed as references to this Deed.
1.4    Conflict with the provisions of this Deed.
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THE EXISTING GUARANTEE AND SECURITY AGREEMENTS AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER AND THEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS DEED, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. EXCEPT AS PROVIDED FOR IN THIS PARAGRAPH, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE AMENDED CREDIT AGREEMENT, INCLUDING SECTION 11.19 THEREOF, SHALL GOVERN AND CONTROL THE EXERCISE OF REMEDIES BY COLLATERAL AGENT.
WITHOUT PREJUDICE TO THE ABOVE, IN THE EVENT OF A DIRECT CONFLICT BETWEEN THE TERMS AND PROVISIONS CONTAINED IN THIS DEED AND THE TERMS AND PROVISIONS CONTAINED IN THE AMENDED CREDIT AGREEMENT, IT IS THE INTENTION OF THE PARTIES HERETO THAT SUCH TERMS AND PROVISIONS IN SUCH DOCUMENTS SHALL BE READ TOGETHER AND CONSTRUED, TO THE FULLEST EXTENT POSSIBLE, TO BE IN CONCERT WITH EACH OTHER. IN THE EVENT OF ANY ACTUAL, IRRECONCILABLE CONFLICT THAT CANNOT BE RESOLVED AS AFORESAID, THE TERMS AND PROVISIONS OF THE AMENDED CREDIT AGREEMENT SHALL CONTROL AND GOVERN.
2.    AMENDMENTS
2.1    Amendments
(a)    The Original Guarantee and Security Agreement will be amended, with effect on and from the Effective Date, as set out in the Schedule and so that reference in the Original Guarantee and Security Agreement to "this Deed" or similar references will be read as references to the Original Guarantee and Security Agreement as amended by this Deed.
4

(b)    Pursuant to paragraph (m)(iii) of clause 1.2 (Construction) and clause 6 (Incorporation of Terms from Existing Guarantee and Security Agreement) of the First Supplemental Guarantee and Security Agreement, as a result of the amendments made by Paragraph (a) above, the First Supplemental Guarantee and Security Agreement will be amended, with effect on and from the Effective Date, so that reference in the First Supplemental Guarantee and Security Agreement to "the Existing Guarantee and Security Agreement" or similar references will be read as references to the Original Guarantee and Security Agreement as amended by this Deed.
(c)    Pursuant to paragraph (m)(iii) of clause 1.2 (Construction) and clause 6 (Incorporation of Terms from Original Guarantee and Security Agreement) of the Second Supplemental Guarantee and Security Agreement, as a result of the amendments made by Paragraph (a) above, the Second Supplemental Guarantee and Security Agreement will be amended, with effect on and from the Effective Date, so that reference in the Second Supplemental Guarantee and Security Agreement to "the Original Guarantee and Security Agreement" or similar references will be read as references to the Original Guarantee and Security Agreement as amended by this Deed.
3.    REPRESENTATIONS AND UNDERTAKINGS
3.1    Representations
(a)    Each Chargor represents and warrants to each Secured Party that:
(i)it has the power, authority and capacity to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Deed and the transactions contemplated by this Deed;
(ii)this Deed is its legal, valid and binding obligation and is enforceable against it in accordance with its terms;
(iii)the entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not conflict with:
(1)any material requirement of law applicable to it;
(2)its constitutional documents; or
(3)except for any conflict which could not reasonably be expected to have a Material Adverse Effect, any contractual obligation which is binding on it or any of its assets; and
(iv)    all authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Deed have been obtained or effected (as appropriate) and are in full force and effect.
(b)    The representations and warranties set out in this Deed (including in this Clause) are made by each Chargor on the Effective Date.
5

3.2    Further assurance
Each Chargor shall, at its own expense, promptly upon the request of the Collateral Agent, execute and do all other acts, assurances and things as the Collateral Agent may reasonably require for the purpose of giving effect to the provisions of this Deed.
4.    GUARANTEE AND SECURITY CONFIRMATION
4.1    Confirmation
With effect on and from the Effective Date, each Chargor:
(a)confirms its acceptance of the terms of each of the Amended Guarantee and Security Agreements;
(b)agrees that it is bound by the terms of each of the Amended Guarantee and Security Agreements;
(c)confirms that the covenant to pay, all guarantees and all of its other obligations under, and all terms of, the Amended Guarantee and Security Agreements:
(i)continue in full force and effect on the terms of each of the Amended Guarantee and Security Agreements; and
(ii)extend to the Secured Obligations;
(d)confirms that:
(i)the Existing Security extends to the Secured Obligations; and
(ii)the Existing Security continues in full force and effect on the terms of each of the Amended Guarantee and Security Agreements, notwithstanding (A) the amendments to the Existing Credit Agreement effected by Amendment No. 8, (B) the amendments to the Existing Guarantee and Security Agreements effected by this Deed, (C) any other additions, amendments, novation, substitution or supplements of or to the Existing Credit Agreement or the Existing Guarantee and Security Agreements and/or (D) the imposition of any amended, new or more onerous obligations under the Amended Credit Agreement or the Amended Guarantee and Security Agreements in relation to the Loan Parties.
4.2    No new Security Interest
No part of this Deed is intended to or will create a registrable Security Interest.
5.    ELECTRONIC SIGNATURES AND COUNTERPARTS
(a)    Each Party hereby:
(i)agrees that this Deed and any notices delivered under this Deed, may be executed by means of an electronic signature, an original manual signature, or a faxed, scanned, or photocopied manual signature;
6

(ii)agrees that each electronic signature or faxed, scanned, or photocopied manual signature is intended to authenticate this writing and shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature; and
(iii)agrees and undertakes not to argue that the execution of this Deed was invalid, lacking in legal effect or inadmissible in evidence by reason of the use of electronic signatures or faxed, scanned, or photocopied manual signatures.
For the purposes of this Deed, “electronic signature” includes any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including facsimile and email electronic signatures.
(b)    The Collateral Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Deed or on any notice delivered to the Collateral Agent under this Deed.
(c)    This Deed may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Deed and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Deed or notice.
6.    NOTICES
6.1    Communications in Writing
Each communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, shall be made by letter or email.
6.2    Addresses
(a)    Any notice or other communication herein required or permitted to be given to a party to this Deed shall be sent to the relevant party’s address set out in paragraph (b) or as set forth in the Amended Credit Agreement or any substitute address, email address, department or officer as the relevant party may notify to the Collateral Agent (or the Collateral Agent may notify to the other parties, if a change is made by the Collateral Agent) by not less than five business days’ notice.
(b)    For the purposes of paragraph (a), the address of each Chargor shall be:
Novelis Europe Holdings Limited
Latchford Locks Works
Thelwell Lane
Warrington
Cheshire
United Kingdom
Attention: Mr Alan Sweeney

Email address: tony.lucido@novelis.adityabirla.com
Attention: Legal Department
7

with a copy to –

Novelis AG
Sternenfeldstrasse 19
CH 8700 Küsnacht ZH
Switzerland
Attention: Legal Department

6.3    Delivery
(a)    Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:
(i)    if by way of letter, when it has been left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or
(ii)    if by way of email, when received in accordance with the Amended Credit Agreement.
(b)    Any communication or document to be made or delivered to the Collateral Agent under or in connection with this Deed shall be effective only when actually received by the Collateral Agent and then only if it is expressly marked for the attention of the department or officer identified with the Collateral Agent’s communication details (or any substitute department or officer as the Collateral Agent shall specify for this purpose).
6.4    Notification of address and email address
The Collateral Agent shall notify the other Parties promptly upon receipt of any notification of change of address or email address or upon changing its own address or email address pursuant to this Clause.
7.    GOVERNING LAW
This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.
8.    ENFORCEMENT
8.1    Jurisdiction
(a)    The English courts have exclusive jurisdiction to settle any dispute in connection with this Deed, save that the Collateral Agent (and only the Collateral Agent) has the right to have any dispute settled by the courts of the State of New York, in which case the courts of the State of New York have exclusive jurisdiction in respect of that dispute, and any proceedings before the English courts in respect of that dispute shall be stayed with immediate effect.
(b)    The English courts are the most appropriate and convenient courts to settle any such dispute in connection with this Deed, save that, if the Collateral Agent invokes the jurisdiction of the New York courts in respect of any dispute, the courts of the State of New York are the most appropriate and convenient courts
8

to settle such dispute, even if the jurisdiction of the English Courts has already been seised. Each Chargor agrees not to argue to the contrary and waives objection to the provisions of this Clause on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.
(c)    This Clause is for the benefit of the Secured Parties only. To the extent allowed by law, a Secured Party may take:
(i)proceedings in any other court; and
(ii)concurrent proceedings in any number of jurisdictions.
(d)    References in this Clause to a dispute in connection with this Deed include any dispute as to the existence, validity or termination of this Deed.
8.2    Waiver of immunity
Each Chargor irrevocably and unconditionally:
(a)    agrees not to claim any immunity from proceedings brought by a Secured Party against it in relation to this Deed and to ensure that no such claim is made on its behalf;
(b)    consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and
(c)    waives all rights of immunity in respect of it or its assets.
Waiver of trial by jury
EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS DEED OR ANY TRANSACTION CONTEMPLATED BY THIS DEED. THIS DEED MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

This Deed has been executed and delivered as a deed on the date stated at the beginning of this Deed.

9

SCHEDULE
AMENDMENTS TO ORIGINAL GUARANTEE AND SECURITY AGREEMENT
On and from the Effective Date, Clause 7.2 (Certificated Investments) of the Original Guarantee and Security Agreement shall be deleted in full and replaced with the following wording:
"(a)    Each Chargor must:
(i)deposit with the Collateral Agent, or as the Collateral Agent may direct, any bearer instrument, share certificate or other document of title or evidence of ownership in relation to any Investment, immediately in respect of any Investment subject to this Security on the date of this Deed and thereafter, within 30 days (or such shorter period as noted below) following the acquisition by, or the issue to, that Chargor of any certificated Investment; this includes:
(1)delivering, within such 30 day period, executed and (unless exempt from stamp duty), pre-stamped share transfers in favour of the Collateral Agent or any of its nominees as transferee or, if the Collateral Agent so directs, with the transferee left blank;
(2)delivering, within such 30 day period, share certificates in the name of the Chargor to the Collateral Agent; and
(3)procuring, within 5 days following the acquisition by, or the issue to, that Chargor of such certificated Investment, that those share transfers are registered by the Charged Company in which the Investments are held in the share register of that Charged Company, and delivering a copy of the same to the Collateral Agent within such 30 day period; and
(ii)take any action and execute and deliver to the Collateral Agent any share transfer or other document which may be requested by the Collateral Agent in order to enable the transferee to be registered as the owner or otherwise obtain a legal title to that Investment.
(b)    Without prejudice to Clause 12.1 (Timing) of this Deed, the Collateral Agent may, at any time, complete the instruments of transfer on behalf of the Chargor in favour of itself or such other person as it shall select."
10

SIGNATORIES
(AMENDMENT DEED RELATING TO THE EXISTING GUARANTEE AND SECURITY AGREEMENTS (TERM LOAN))

Chargors

SIGNED as a Deed by Gregg Murphey NOVELIS UK LTD acting by its attorney in the presence of a witness:	) ) ) )	……….…………….Attorney

________________________________    Signature of witness
________________________________    Name of witness
________________________________    Address of witness
________________________________
________________________________
________________________________    Occupation of witness

[Signature Page – Amendment Deed - Guarantee and Security Agreement (Term Loan)]

SIGNED as a Deed by Gregg Murphey NOVELIS SERVICES LIMITED acting by its attorney in the presence of a witness:	) ) ) )	……….…………….Attorney

________________________________    Signature of witness
________________________________    Name of witness
________________________________    Address of witness
________________________________
________________________________
________________________________    Occupation of witness

[Signature Page – Amendment Deed - Guarantee and Security Agreement (Term Loan)]

SIGNED as a Deed by Gregg Murphey NOVELIS EUROPE HOLDINGS LIMITED acting by its attorney in the presence of a witness:	) ) ) )	……….…………….Attorney

________________________________    Signature of witness
________________________________    Name of witness
________________________________    Address of witness
________________________________
________________________________
________________________________    Occupation of witness

[Signature Page – Amendment Deed - Guarantee and Security Agreement (Term Loan)]

The Collateral Agent
Executed as a deed by
STANDARD CHARTERED BANK
in its capacity as Collateral Agent
acting by authorised signatory:

Name:
Title:
[Signature Page – Amendment Deed - Guarantee and Security Agreement (Term Loan)]

Execution version

Dated                  2024

Between

NOVELIS INC.
as Chargor
and
STANDARD CHARTERED BANK
as Collateral Agent
___________________________________________

AMENDMENT DEED

RELATING TO
THE EXISTING SHARE MORTGAGES (AS DEFINED HEREIN)
___________________________________________

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THE EXISTING SHARE MORTGAGES (AS DEFINED IN THIS DEED) AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER AND THEREUNDER ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 17, 2010 (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG NOVELIS INC., AV MINERALS (NETHERLANDS) N.V. (AS SUCCESSOR IN INTEREST TO AV METALS INC.) (“HOLDINGS”), THE OTHER SUBSIDIARIES OF HOLDINGS OR NOVELIS INC. FROM TIME TO TIME PARTY THERETO, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT FOR THE REVOLVING CREDIT LENDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (AS SUCCESSOR TO BANK OF AMERICA, N.A. PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF MAY 13, 2013), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT FOR THE REVOLVING CREDIT CLAIMHOLDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (AS SUCCESSOR TO BANK OF AMERICA, N.A. PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF MAY 13, 2013), STANDARD CHARTERED BANK, AS ADMINISTRATIVE AGENT FOR THE PARI PASSU SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENT), (PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF JANUARY 13, 2017), STANDARD CHARTERED BANK, AS COLLATERAL AGENT FOR THE PARI PASSU SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENT) (PURSUANT TO THAT CERTAIN INTERCREDITOR JOINDER AGREEMENT DATED AS OF JANUARY 13, 2017) AND CERTAIN OTHER PERSONS WHICH MAY BE OR BECOME PARTIES THERETO OR BECOME BOUND THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS DEED, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

CONTENTS
Clause    Page
1.    INTERPRETATION    1
2.    AMENDMENTS    4
3.    REPRESENTATIONS AND UNDERTAKINGS    5
4.    SECURITY CONFIRMATION    5
5.    ELECTRONIC SIGNATURES AND COUNTERPARTS    6
6.    NOTICES    7
7.    GOVERNING LAW    7
8.    ENFORCEMENT    7
THE SCHEDULE
    AMENDMENTS TO ORIGINAL SHARE MORTGAGE    10

ii

THIS DEED is dated                  2024
BETWEEN:
(1)NOVELIS INC. a corporation amalgamated under the Canada Business Corporations Act (the Chargor); and
(2)STANDARD CHARTERED BANK as collateral agent and trustee for the Secured Parties (as defined in the Amended Credit Agreement (defined below)) (the Collateral Agent).
BACKGROUND:
(A)This Deed is supplemental to and amends the Existing Share Mortgages.
(B)This Deed is entered into in connection with Amendment No. 8.
(C)It is intended that this document takes effect as a deed notwithstanding the fact that a Party may only execute this document under hand.
IT IS AGREED as follows:
1.    INTERPRETATION
1.1    Definitions
Unless otherwise defined in this Deed, terms defined in the Amended Credit Agreement shall have the same meaning when used in this Deed.
Additionally, in this Deed (including its Recitals):
2021 Refinancing Amendment means the Refinancing Amendment to Credit Agreement dated as of March 26, 2021 between Novelis Inc. as Borrower of Tranche A-1 Term Loans, AV Metals Inc. as Holdings, the other Loan Parties party thereto, the Third Party Security Provider, Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
2023 Refinancing Amendment means the Refinancing Amendment (Tranche A-2 Term Loans) to Credit Agreement dated as of September 25, 2023 between Novelis Inc. as Borrower, Novelis ALR Aluminum Holdings Corporation as Co-Borrower of Tranche A-2 Term Loans (as defined in the 2023 Refinancing Amendment), Holdings, the other Loan Parties party thereto, Novelis Italia S.p.a., as the Third Party Security Provider (as defined in the 2023 Refinancing Amendment), Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
Amended Credit Agreement means the Existing Credit Agreement as amended by Amendment No. 8 and as otherwise amended, restated, supplemented, novated or otherwise modified from time to time.
Amended Share Mortgages means the Existing Share Mortgages as amended by this Deed.
Amendment No. 8 means Amendment No. 8 to Credit Agreement and Amendment to U.S. Security Agreement dated on or around the date of this Deed between Novelis Inc.
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as Borrower, Novelis ALR Aluminum Holdings Corporation as Co-Borrower of Tranche A-2 Term Loans (as defined in Amendment No. 8), Holdings, the other Loan Parties party thereto, Novelis Italia S.p.a., as the Third Party Security Provider (as defined in Amendment No. 8), Standard Chartered Bank as Administrative Agent and as Collateral Agent, and the Lenders signatory thereto.
Effective Date means the date of this Deed.
Existing Credit Agreement means the Credit Agreement dated as of January 10, 2017 (as amended prior to the date hereof, as further amended by the 2021 Refinancing Amendment, and the 2023 Refinancing Amendment) between, among others, Novelis Inc., Novelis ALR Aluminum Holdings Corporation, Holdings, the other Loan Parties from time to time party thereto, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto.
Existing Security means the Security Interests created, evidenced or conferred by or under the Existing Share Mortgages.
Existing Share Mortgages means the Original Share Mortgage, the First Supplemental Share Mortgage and the Second Supplemental Share Mortgage.
First Supplemental Share Mortgage means the Supplemental Share Mortgage (Term Loan) dated 26 March 2021 between the Chargor as chargor and the Collateral Agent.
Intercreditor Agreement has the meaning given to that term on the cover page of this Deed.
Original Share Mortgage means the Share Mortgage (Term Loan) dated 13 January 2017 between the Chargor as chargor and the Collateral Agent.
Party means a party to this Deed.
Receiver means an administrative receiver, a receiver and manager or a receiver, in each case, appointed under this Deed and that term will include any appointee under a joint and/or several appointment.
Second Supplemental Share Mortgage means the Supplemental Share Mortgage (Term Loan) dated 25 September 2023 between the Chargor as chargor and the Collateral Agent.
Secured Obligations has the meaning given to that term in the Amended Credit Agreement.
Secured Party has the meaning given to that term in the Amended Credit Agreement.
Security Interest means any mortgage, pledge, lien, charge (fixed or floating), assignment, hypothecation, set-off or trust arrangement for the purpose of creating security, reservation of title or security interest or any other agreement or arrangement having a similar effect.
1.2    Construction
In this Deed (including its Recitals):
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(a)    an agreement includes any legally binding arrangement, agreement, contract, deed or instrument (in each case whether oral or written);
(b)    an amendment includes any amendment, supplement, variation, waiver, novation, modification, replacement or restatement (however fundamental) and amend and amended shall be construed accordingly;
(c)    assets includes properties, assets, businesses, undertakings, revenues and rights of every kind (including uncalled share capital), present or future, actual or contingent, and any interest in any of the above;
(d)    including means including without limitation and includes and included shall be construed accordingly;
(e)    a person includes any individual, trust, firm, fund, company, corporation, partnership, joint venture, government, state or agency of a state or any undertaking or other association (whether or not having separate legal personality) or any two or more of the foregoing;
(f)    unless a contrary intention appears:
(i)a reference to any person includes a reference to that person’s permitted successors, assignees and transferees and, in the case of the Collateral Agent or the Administrative Agent, any person for the time being appointed as Collateral Agent or Administrative Agent (as appropriate) in accordance with the Loan Documents, and in the case of the Collateral Agent and any Receiver, any Delegate of the Collateral Agent or Receiver (as appropriate);
(ii)references to Clauses, Subclauses and the Schedule are references to, respectively, clauses and subclauses of and the schedule to this Deed and references to this Deed include the Schedule;
(iii)a reference to (or to any specified provision of) any agreement is to that agreement (or that provision) as amended, restated or otherwise modified from time to time;
(iv)a reference to a statute, statutory instrument or provision of law is to that statute, statutory instrument or provision of law, as it may be applied, amended or re-enacted from time to time;
(v)the index to and the headings in this Deed are for convenience only and are to be ignored in construing this Deed; and
(vi)words imparting the singular include the plural and vice versa; and
(g)    this Deed is a Loan Document.
1.3    Third Party Rights
The provisions of clause 1.3 (Third Party Rights) of the Original Share Mortgage are hereby incorporated, mutatis mutandis, and shall apply to this Deed as if set forth herein, provided that references to “this Deed” are to be construed as references to this Deed.
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1.4    Conflict with the provisions of this Deed.
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THE EXISTING SHARE MORTGAGES AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER AND THEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS DEED, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. EXCEPT AS PROVIDED FOR IN THIS PARAGRAPH, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE AMENDED CREDIT AGREEMENT, INCLUDING SECTION 11.19 THEREOF, SHALL GOVERN AND CONTROL THE EXERCISE OF REMEDIES BY COLLATERAL AGENT.
WITHOUT PREJUDICE TO THE ABOVE, IN THE EVENT OF A DIRECT CONFLICT BETWEEN THE TERMS AND PROVISIONS CONTAINED IN THIS DEED AND THE TERMS AND PROVISIONS CONTAINED IN THE AMENDED CREDIT AGREEMENT, IT IS THE INTENTION OF THE PARTIES HERETO THAT SUCH TERMS AND PROVISIONS IN SUCH DOCUMENTS SHALL BE READ TOGETHER AND CONSTRUED, TO THE FULLEST EXTENT POSSIBLE, TO BE IN CONCERT WITH EACH OTHER. IN THE EVENT OF ANY ACTUAL, IRRECONCILABLE CONFLICT THAT CANNOT BE RESOLVED AS AFORESAID, THE TERMS AND PROVISIONS OF THE AMENDED CREDIT AGREEMENT SHALL CONTROL AND GOVERN.
2.    AMENDMENTS
2.1    Amendments
(a)    The Original Share Mortgage will be amended, with effect on and from the Effective Date, as set out in the Schedule and so that reference in the Original Share Mortgage to "this Deed" or similar references will be read as references to the Original Share Mortgage as amended by this Deed.
(b)    Pursuant to paragraph (m)(iii) of clause 1.2 (Construction) and clause 5 (Incorporation of Terms from Existing Share Mortgage) of the First Supplemental Share Mortgage, as a result of the amendments made by Paragraph (a) above, the First Supplemental Share Mortgage will be amended, with effect on and from the Effective Date, so that reference in the First Supplemental Share Mortgage to "the Existing Share Mortgage" or similar references will be read as references to the Original Share Mortgage as amended by this Deed.
(c)    Pursuant to paragraph (m)(iii) of clause 1.2 (Construction) and clause 5 (Incorporation of Terms from Original Share Mortgage) of the Second Supplemental Share Mortgage, as a result of the amendments made by Paragraph (a) above, the Second Supplemental Share Mortgage will be amended, with effect on and from the Effective Date, so that reference in the
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Second Supplemental Share Mortgage to "the Original Share Mortgage" or similar references will be read as references to the Original Share Mortgage as amended by this Deed.
3.    REPRESENTATIONS AND UNDERTAKINGS
3.1    Representations
(a)    The Chargor represents and warrants to each Secured Party that:
(i)it has the power, authority and capacity to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Deed and the transactions contemplated by this Deed;
(ii)this Deed is its legal, valid and binding obligation and is enforceable against it in accordance with its terms;
(iii)the entry into and performance by it of, and the transactions contemplated by, this Deed do not and will not conflict with:
(1)any material requirement of law applicable to it;
(2)its constitutional documents; or
(3)except for any conflict which could not reasonably be expected to have a Material Adverse Effect, any contractual obligation which is binding on it or any of its assets; and
(iv)    all authorisations required by it in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Deed have been obtained or effected (as appropriate) and are in full force and effect.
(b)    The representations and warranties set out in this Deed (including in this Clause) are made by the Chargor on the Effective Date.
3.2    Further assurance
The Chargor shall, at its own expense, promptly upon the request of the Collateral Agent, execute and do all other acts, assurances and things as the Collateral Agent may reasonably require for the purpose of giving effect to the provisions of this Deed.
4.    SECURITY CONFIRMATION
4.1    Confirmation
With effect on and from the Effective Date, the Chargor:
(a)    confirms its acceptance of the terms of each of the Amended Share Mortgages;
(b)    agrees that it is bound by the terms of each of the Amended Share Mortgages;
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(c)    confirms that the covenant to pay and all of its other obligations under, and all terms of, the Amended Share Mortgages:
(i)continue in full force and effect on the terms of each of the Amended Share Mortgages; and
(ii)extend to the Secured Obligations;
(d)    confirms that:
(i)the Existing Security extends to the Secured Obligations; and
(ii)the Existing Security continues in full force and effect on the terms of each of the Amended Share Mortgages, notwithstanding (A) the amendments to the Existing Credit Agreement effected by Amendment No. 8, (B) the amendments to the Existing Share Mortgages effected by this Deed, (C) any other additions, amendments, novation, substitution or supplements of or to the Existing Credit Agreement or the Existing Share Mortgages and/or (D) the imposition of any amended, new or more onerous obligations under the Amended Credit Agreement or the Amended Share Mortgages in relation to the Loan Parties.
4.2    No new Security Interest
No part of this Deed is intended to or will create a registrable Security Interest.
5.    ELECTRONIC SIGNATURES AND COUNTERPARTS
(a)    Each Party hereby:
(i)agrees that this Deed and any notices delivered under this Deed, may be executed by means of an electronic signature, an original manual signature, or a faxed, scanned, or photocopied manual signature;
(ii)agrees that each electronic signature or faxed, scanned, or photocopied manual signature is intended to authenticate this writing and shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature; and
(iii)agrees and undertakes not to argue that the execution of this Deed was invalid, lacking in legal effect or inadmissible in evidence by reason of the use of electronic signatures or faxed, scanned, or photocopied manual signatures.
For the purposes of this Deed, “electronic signature” includes any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record, including facsimile and email electronic signatures.
(b)    The Collateral Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Deed or on any notice delivered to the Collateral Agent under this Deed.
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(c)    This Deed may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Deed and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Deed or notice.
6.    NOTICES
6.1    Communications in Writing
Each communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, shall be made by letter or email.
6.2    Addresses
Any notice or other communication herein required or permitted to be given to a party to this Deed shall be sent to the relevant party’s address as set forth in the Amended Credit Agreement or any substitute address, email address, department or officer as the relevant party may notify to the Collateral Agent (or the Collateral Agent may notify to the other parties, if a change is made by the Collateral Agent) by not less than five business days’ notice.
6.3    Delivery
(a)    Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:
(i)    if by way of letter, when it has been left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or
(ii)    if by way of email, when received in accordance with the Amended Credit Agreement.
(b)    Any communication or document to be made or delivered to the Collateral Agent under or in connection with this Deed shall be effective only when actually received by the Collateral Agent and then only if it is expressly marked for the attention of the department or officer identified with the Collateral Agent’s communication details (or any substitute department or officer as the Collateral Agent shall specify for this purpose).
6.4    Notification of address and email address
The Collateral Agent shall notify the other Parties promptly upon receipt of any notification of change of address or email address or upon changing its own address or email address pursuant to this Clause.
7.    GOVERNING LAW
This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.
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8.    ENFORCEMENT
8.1    Jurisdiction
(a)    The English courts have exclusive jurisdiction to settle any dispute in connection with this Deed, save that the Collateral Agent (and only the Collateral Agent) has the right to have any dispute settled by the courts of the State of New York, in which case the courts of the State of New York have exclusive jurisdiction in respect of that dispute, and any proceedings before the English courts in respect of that dispute shall be stayed with immediate effect.
(b)    The English courts are the most appropriate and convenient courts to settle any such dispute in connection with this Deed, save that, if the Collateral Agent invokes the jurisdiction of the New York courts in respect of any dispute, the courts of the State of New York are the most appropriate and convenient courts to settle such dispute, even if the jurisdiction of the English Courts has already been seised. The Chargor agrees not to argue to the contrary and waives objection to the provisions of this Clause on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed.
(c)    This Clause is for the benefit of the Secured Parties only. To the extent allowed by law, a Secured Party may take:
(i)proceedings in any other court; and
(ii)concurrent proceedings in any number of jurisdictions.
(d)    References in this Clause to a dispute in connection with this Deed include any dispute as to the existence, validity or termination of this Deed.
8.2    Service of process
(a)    The Chargor appoints Novelis Europe Holdings Limited, a company registered in England and Wales with registered number 05308334, as its agent under this Deed for service of process in any proceedings before the English courts in connection with this Deed and will procure that Novelis Europe Holdings Limited accepts such appointment.
(b)    If any person appointed as process agent under this Clause is unable for any reason to so act, the Chargor must immediately (and in any event within 14 days of such event taking place) appoint another agent on terms acceptable to the Collateral Agent. Failing this, the Collateral Agent may appoint another process agent for this purpose.
(c)    The Chargor agrees that failure by a process agent to notify it of any process will not invalidate the relevant proceedings.
(d)    This Subclause does not affect any other method of service allowed by law.
8.3    Waiver of immunity
The Chargor irrevocably and unconditionally:
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(a)    agrees not to claim any immunity from proceedings brought by a Secured Party against it in relation to this Deed and to ensure that no such claim is made on its behalf;
(b)    consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and
(c)    waives all rights of immunity in respect of it or its assets.
8.4    Waiver of trial by jury
EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS DEED OR ANY TRANSACTION CONTEMPLATED BY THIS DEED. THIS DEED MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.
This Deed has been executed and delivered as a deed on the date stated at the beginning of this Deed.

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SCHEDULE
AMENDMENTS TO ORIGINAL SHARE MORTGAGE
On and from the Effective Date, Clause 5.1 (Certificated Charged Shares) of the Original Share Mortgage shall be deleted in full and replaced with the following wording:
"(a)    The Chargor must:
(i)deposit with the Collateral Agent, or as the Collateral Agent may direct, any bearer instrument, share certificate or other document of title or evidence of ownership in relation to any Charged Share, immediately in respect of any Charged Share subject to this Security on the date of this Deed and thereafter, within 30 days (or such shorter period as noted below) following the acquisition by, or the issue to, that Chargor of any certificated Charged Share; this includes:
(1)delivering, within such 30 day period, executed and (unless exempt from stamp duty), pre-stamped share transfers in favour of the Collateral Agent or any of its nominees as transferee or, if the Collateral Agent so directs, with the transferee left blank;
(2)delivering, within such 30 day period, share certificates in the name of the Chargor to the Collateral Agent; and
(3)procuring, within 5 days following the acquisition by, or the issue to, that Chargor of such certificated Charged Share, that those share transfers are registered by the Charged Company in which the Charged Shares are held in the share register of that Charged Company, and delivering a copy of the same to the Collateral Agent within such 30 day period; and
(ii)take any action and execute and deliver to the Collateral Agent any share transfer or other document which may be requested by the Collateral Agent in order to enable the transferee to be registered as the owner or otherwise obtain a legal title to that Charged Share.
(b)    Without prejudice to Clause 6.1 (Timing) of this Deed, the Collateral Agent may, at any time, complete the instruments of transfer on behalf of the Chargor in favour of itself or such other person as it shall select."
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SIGNATORIES
(AMENDMENT DEED RELATING TO THE EXISTING SHARE MORTGAGES (TERM LOAN))

The Chargor

Executed as a deed by NOVELIS INC. acting by Gregg Murphey	) )	……….……………. Attorney

[Signature Page – Amendment Deed – Share Mortgage (Term Loan)]

The Collateral Agent
Executed as a deed by
STANDARD CHARTERED BANK
in its capacity as Collateral Agent
acting by authorised signatory:

Name:
Title:
[Signature Page – Amendment Deed – Share Mortgage (Term Loan)]

EXECUTION VERSION
AMENDMENT TO INTERCREDITOR AGREEMENT
This CONSENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is made as of , 2024, by and among Wells Fargo Bank, National Association, as Administrative Agent to the Revolving Credit Lenders (as defined in the Intercreditor Agreement, as defined below) (in such capacity, the “Revolving Credit Administrative Agent”), Wells Fargo Bank, National Association, as Collateral Agent for the Revolving Credit Claimholders (as defined in the Intercreditor Agreement, as defined below) (in such capacity, the “Revolving Credit Collateral Agent”), Standard Chartered Bank, as Administrative Agent for the Term Loan Lenders (as defined in the Intercreditor Agreement, as defined below) (in such capacity, the “Term Loan Administrative Agent”) and Standard Chartered Bank, as Collateral Agent for the Term Loan Secured Parties (as defined in the Intercreditor Agreement, as defined below) (in such capacity, the “Term Loan Collateral Agent”).
RECITALS
WHEREAS, the Revolving Credit Administrative Agent, the Revolving Credit Collateral Agent, the Term Loan Administrative Agent and the Term Loan Collateral Agent are parties to that certain Intercreditor Agreement, dated as of December 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among, inter alia Novelis Inc., AV Minerals (Netherlands) N.V., the subsidiaries of Novelis Inc. from time to time party thereto, and certain other persons which may be or become parties thereto or become bound thereto from time to time (unless otherwise defined herein, capitalized terms used herein shall have the same meanings as given to such terms in the Intercreditor Agreement); and
WHEREAS, the parties hereto have agreed to amend the Intercreditor Agreement as set forth herein.
NOW THEREFORE, in consideration of the provisions set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree, as follows:
1.    Amendment to Intercreditor Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), Section 11.9 of the Intercreditor Agreement is hereby amended and restated as follows:
“11.9 Notices. All notices to the Revolving Credit Claimholders permitted or required under this Agreement shall be sent to the Revolving Credit Agents, on behalf of the Revolving Credit Claimholders (and the Revolving Credit Agents shall distribute such notices to the other Revolving Credit Claimholders). All notices to the Pari Passu Secured Parties permitted or required under this Agreement shall be sent to the Pari Passu Representatives, on behalf of the Pari Passu Secured Parties (and the Pari Passu Representatives shall distribute such notices to the other Pari Passu Secured Parties). All notices to the Subordinated Lien Secured Parties permitted or required under this Agreement shall be sent to the Subordinated Lien Representatives on behalf of the Subordinated Lien Secured Parties (and the Subordinated Lien Representatives for further distribution to the other Subordinated Lien Secured Parties). Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed.
For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
In addition, any notice hereunder may be sent by e-mail, in which case notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. In addition, any designation of a person as a “Secured Hedge Provider” in a notice to the Term Loan Agents as contemplated by clause (ii)(B) of the definition of Secured Hedge Provider may be sent in accordance with the notice provisions of the Term Loan Credit Agreement (or if the Discharge of Term Loan Secured Obligations has occurred, to any other Pari Passu Representative).”.
2.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(a)    Executed Amendment. Each party hereto shall have received this Amendment, duly executed by each party hereto.
(b)    Executed Credit Agreement Amendments. The Revolving Credit Administrative Agent shall have received an executed copy of Amendment No. 12 to Second Amended and Restated Credit Agreement, and the Amendment Effective Date (as defined therein) shall have occurred, and the Term Loan Administrative Agent shall have received an executed copy of Amendment No. 8 to Credit Agreement and Amendment to U.S. Security Agreement, and the Amendment Effective Date (as defined therein) shall have occurred.

3.    Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 11.6 through 11.8 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if a part hereof.
4.    Counterparts.
(c)    This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to such party under this Amendment.
(d)    This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the parties hereto of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by such party and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be duly executed by their respective officers or representatives as of the date first written above.
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Revolving Credit Administrative Agent and as Revolving Credit Collateral Agent, and in such capacity, as authorized representative of the Revolving Credit Claimholders

By:
Name:
Title:

[Signature Page to Amendment to the Intercreditor Agreement]

STANDARD CHARTERED BANK, as Term Loan Administrative Agent and as Term Loan Collateral Agent, and in such capacity, as authorized representative of the Term Loan Secured Parties

By:
Name:
Title:

[Signature Page to Amendment to the Intercreditor Agreement]